UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 5, 2020, the Company held its annual meeting of stockholders. Of the 507,206,095 shares outstanding and entitled to vote, 448,832,882 shares were represented at the meeting, constituting a quorum of approximately 88%. The following is a summary of the matters voted on at the meeting.

(a)	The twelve nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
José (Joe) Almeida	382,026,278	24,167,622	2,018,926	40,620,056
Thomas F. Chen	406,126,816	1,743,763	342,247	40,620,056
John D. Forsyth	384,193,917	23,666,406	352,503	40,620,056
James R. Gavin III	377,261,128	21,931,325	9,020,373	40,620,056
Peter S. Hellman	388,573,884	19,286,262	352,680	40,620,056
Michael F. Mahoney	404,893,062	2,950,702	369,062	40,620,056
Patricia B. Morrison	403,687,982	4,214,330	310,514	40,620,056
Stephen N. Oesterle	406,169,367	1,692,842	350,617	40,620,056
Cathy R. Smith	402,601,923	5,306,10 2	304,801	40,620,056
Thomas T. Stallkamp	381,744,114	26,131,439	337,273	40,620,056
Albert P.L. Stroucken	365,190,197	42,666,324	356,305	40,620,056
Amy A. Wendell	406,338,786	1,561,903	312,137	40,620,056

(b)	By the following vote, stockholders approved, on an advisory basis, the 2019 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
385,973,624	21,429,316	809,886	40,620,056

(c)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 was ratified by the following vote:

For	Against	Abstain
419,978,522	28,269,180	585,180

(d)	By the following vote, stockholders approved the stockholder proposal relating to an independent board chairman:

For	Against	Abstain	Broker Non-Votes
223,977,699	183,242,630	992,497	40,620,056

(e)	By the following vote, stockholders did not approve the stockholder proposal relating to the right to act by written consent:

For	Against	Abstain	Broker Non-Votes
156,711,231	249,777,001	1,724,594	40,620,056

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

BAXTER INTERNATIONAL INC.

/s/ Ellen K. McIntosh
By:	Ellen K. McIntosh
Senior Vice President, Associate General Counsel and Corporate Secretary